

January 8, 2025

SPECIAL WEBCAST:

SEGMENT REALIGNMENT AND EXECUTIVE APPOINTMENTS



Stuart Bradie, President and CEO

Mark Sopp, Executive VP and CFO

Jamie DuBray, VP of Investor Relations



Forward-Looking Statements

The statements in this presentation that are not historical statements, including statements regarding our plans, objectives, goals, strategies, investments, synergies, capital deployment, future financial performance, 2024-2027 financial targets, expected returns, award activity and backlog, program activity, business opportunities, cost reductions and future events, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company's control, that could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: uncertainty, delays or reductions in government funding, appropriations and payments, including as a result of continuing resolution funding mechanisms, government shutdowns or changing budget priorities; developments and changes in government laws, regulations and policies that may require us to pause, delay or abandon new and existing projects; the ongoing conflict between Russia and Ukraine and in the Middle East and the related impacts on our business; potential adverse economic and market conditions, such as interest rate and currency exchange rate fluctuations, the company's ability to manage its liquidity; the outcome of and the publicity surrounding audits and investigations by domestic and foreign government agencies and legislative bodies; potential adverse proceedings by such agencies and potential adverse results and consequences from such proceedings; changes in capital spending by the company's customers; the company's ability to obtain contracts from existing and new customers and perform under those contracts; structural changes in the industries in which the company operates; escalating costs associated with and the performance of fixed-fee projects and the company's ability to control its cost under its contracts; claims negotiations and contract disputes with the company's customers; changes in the demand for or price of oil and/or natural gas; protection of intellectual property rights; compliance with environmental laws; changes in government regulations and regulatory requirements; compliance with laws related to income taxes; unsettled political conditions, war and the effects of terrorism; foreign operations and foreign exchange rates and controls; the development and installation of financial systems; the possibility of cyber and malware attacks; increased competition for employees; the ability to successfully complete and integrate acquisitions; investment decisions by project owners; and operations of joint ventures, including joint ventures that are not controlled by the company.

The company's most recently filed Annual Report on Form 10-K, any subsequent Form 10-Qs and 8-Ks, and other U.S. Securities and Exchange Commission filings discuss some of the important risk factors that the company has identified that may affect its business, results of operations and financial condition. Except as required by law, the company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

© 2025 KBR Inc.

Stuart Bradie

President and Chief Executive Officer



© 2025 KBR Inc.

Key Messages

KBR

POSITIONED BUSINESS FOR CONTINUED GROWTH

- **Enhanced our go-to-market approach** and strengthened our commercial footprint
- **Advanced key projects:** Plaquemines began producing LNG, representing an industry benchmark for speed to market; selected for Lake Charles LNG transformation project with partner Technip Energies; delivered seven ammonia licenses; HomeSafe moves have commenced
- **Acquired LinQuest,** expanding national security and military space capabilities
- **Undertook segment realignment, cost reductions and leadership appointments.**

PROACTIVELY ENGAGED WITH INVESTORS

- Hosted STS Primer webcast in March
- Hosted Investor Day in May and announced 2027 targets

RECOGNIZED FOR SUSTAINABILITY LEADERSHIP AND STRONG CORPORATE CULTURE

- America's Best Large Employers by Forbes
- Military Friendly Employer – Gold level
- America's Greenest Companies by Newsweek
- 2nd Year achieving a AAA MSCI Rating

© 2025 KBR Inc.

KBR's Evolution to a Global Diversified Industry Leader

- **High-end, technically-enabled services and technologies company** with deep engineering, science and digital capabilities
- **Serving both government and commercial** customers across attractive, growing end markets

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- **National security & space**
- **Specialty chemicals**
- **Energy**
- **Critical infrastructure**

Attractive global end markets with scale and diversification

Lower risk: concentration, commercial and capital

Up-market, differentiated: IP, domain expertise, digital innovation

Strong growth and profitability with robust cash flow generation

© 2025 KBR Inc.

Realigning KBR to Meet the Demands of Today and Tomorrow

KBR

WHAT'S NEW

- **Announced intent to realign segments in Q2'24;** moves completed in Q4'24
- Renamed Government Solutions to **Mission Technology Solutions**
- **Eliminated standalone Government Services International** organization and integrated elements into Mission Technology Solutions and Sustainable Technology Solutions segments – creates meaningful synergies
- **Introduced strategic adjustments** to enhance team alignment and effectiveness

MISSION TECHNOLOGY SOLUTIONS

Applies leading-edge technologies to innovate and modernize systems for national security, defense, science, health, and commercial entities.

SUSTAINABLE TECHNOLOGY SOLUTIONS

Applies process technologies and large-scale project/program delivery expertise in energy, industrials, specialty chemicals, infrastructure, and supporting commercial businesses and national governments.

© 2025 KBR Inc.

KBR'S Realigned Structure

PRIOR SEGMENTS

GOVERNMENT SOLUTIONS (GS)

BUSINESS UNITS

- Science & Space
- Readiness & Sustainment
- Defense & Intel
- International (GSI)
  - Frazer-Nash Consulting
  - Australia Defense
  - UK Defense
  - Critical Infrastructure

SUSTAINABLE TECHNOLOGY SOLUTIONS (STS)

BUSINESS UNITS

- Sustainable Solutions
- Sustainable Technologies

NEW SEGMENTS

MISSION TECHNOLOGY SOLUTIONS (MTS)

BUSINESS UNITS

- Science & Space
- Readiness & Sustainment
- Defense & Intel
  - Frazer-Nash Consulting
  - Australia Defense
  - UK Defense

SUSTAINABLE TECHNOLOGY SOLUTIONS (STS)

BUSINESS UNITS

- Sustainable Solutions
  - Critical Infrastructure
- Sustainable Technologies

© 2025 KBR Inc.

Realignment Provides Meaningful Benefits

Aligns capabilities and talent to customers and end markets

Increases cross-business connectivity, opening pipeline to additional opportunities

Achieves cost savings and more efficient cost base to support continued profitable growth and scale

© 2025 KBR Inc.

Aligning Talent & Capabilities to Customers and End Markets

SELECTED ACTIONS WE'VE TAKEN	BENEFITS
Aligned Air, Space, and Intelligence customers under a single SVP	> Supports customers' focus on driving Joint All Domain Command and Control systems
Aligned UK and Australian Defense teams with US Army, Navy, and Maritime teams	> Supports growing needs of AUKUS and Pacific Defense initiatives
Aligned systems engineering and training capabilities for Army and Navy	> Adds more value to customer by providing greater insight for systems, tactics, and mission needs
Aligned Army Electronic Warfare (EW), RF Systems, and Army Directed Energy programs under a single business	> Leverages LinQuest product development, prototyping, and sales strengths
Moved from program-focused to customer-focused approach in Readiness and Sustainment	> Drives new business with adjacent customers, as evidenced by recent wins with Department of State
Expanded India Execution Center	> Increases cost competitiveness, workforce scalability, and digital capability

© 2025 KBR Inc.

Increasing Cross-Business Connectivity and Opening Pipeline

SELECTED ACTIONS WE'VE TAKEN	BENEFITS
▪ **Enhanced cross-selling logistics capabilities globally**	> Identified $10B in new science and intel customer opportunities
▪ **Aligned local business operations under a single division leader**	> Air Force Materiel Command: Access to combined LinQuest and KBR Digital teams
▪ **Aligned health-related portfolios to drive greater focusing on scaling Human Performance pipeline**	> Recent win on MQS2 IDIQ
▪ **In the UK, aligned Frazer-Nash and UK Defense business**	> Better positioned for growth across defense and nuclear
▪ **In the Middle East, aligned infrastructure businesses under localized management**	> Seamless program execution and more cost-effective delivery opens up larger pipeline

© 2025 KBR Inc.

Mark Sopp

Executive Vice President and Chief Financial Officer



© 2025 KBR Inc.

Achieving Cost Savings

SELECTED ACTIONS WE'VE TAKEN

- Eliminated the GS International organization
- Initiated organization-wide zero-based budgeting approach
- Reviewed spans and layers of management; combined multiple groups into single enterprise teams
- Leveraging ERP, AI and automation for greater cost effectiveness

BENEFITS

$30 MILLION

Expected Annual Cost Savings

> Enhances competitiveness
> Fuels growth investment
> Supports delivering on long-term targets

© 2025 KBR Inc.

A supplemental investor schedule is available with relevant recast pro forma financial information on investors.kbr.com website

© 2025 KBR Inc.

Reiterating 2027 Long-Term Targets

KBR

KBR CONSOLIDATED

Revenues	$11.5B+
Adj. EBITDA[1]	$1.15B+
Adj. EBITDA Margin[1]	10%–11%
OCF	$700M+

MISSION TECHNOLOGY SOLUTIONS

Revenue CAGR	Adj. EBITDA Margin[1]
11%–15%	9%–10%

SUSTAINABLE TECHNOLOGY SOLUTIONS

Revenue CAGR	Adj. EBITDA Margin[1]
11%–15%	~20%

Targets exclude capital deployment; OCF target reflects 27% effective tax rate and interest rates consistent with 2023A.
**As announced in our 2024 Investor Day, targets are based on 2023 baseline year.*

© 2025 KBR Inc.

Supporting KBR's Growth in Size and Scale with Executive Appointments

- Leadership changes support KBR's strategy execution and continued strong performance – effective May 2025
- Chair General Lester Lyles announced plans to retire in May
- President and CEO Stuart Bradie appointed Chair-Elect
- Byron Bright, President of legacy Government Solutions US named COO
- Lead Independent Director to be appointed ahead of Annual Meeting of Stockholders (May)



Byron Bright
Chief Operating Officer

- 15 years with KBR in roles of increasing responsibility

- In newly created COO role, will
  - Be responsible for driving business and operational performance across the organization
  - Lead both the MTS and STS businesses

© 2025 KBR Inc.

- Streamlined, resilient business model well-positioned for 2025 and beyond
- Energized leadership team
- Segment realignment and executive appointments further enable sharper execution and expand profitable growth opportunities
- Reaffirming 2027 long-term targets
- Benefits already being seen from the portfolio realignment initiatives


Mission Technology Solutions
ONE KBR Capabilities
Deep Domain Expertise
Proprietary Technologies
Digital Innovation
Commercial and Global Acumen
Sustainable Technology Solutions

© 2025 KBR Inc.



Q & A

© 2025 KBR Inc.

KBR Investment Thesis: Attractive Growth Opportunity

- Robust cash generation
- Low capital intensity
- Strong balance sheet

- Well-positioned in end markets of the future
- Global delivery footprint
- Strong customer relationships


SAFE
SECURE
SUSTAINABLE
Capital Upside
Enduring Growth
Resilient
Differentiated

- Portfolio across multiple verticals and cycles
- Scalable, dynamic workforce
- Lower-risk business model

- Domain expertise and commercial acumen
- Strong IP portfolio
- Digital innovation

© 2025 KBR Inc.



Appendix

© 2025 KBR Inc.

Footnotes

[1] Adj. EBITDA and Adj. EBITDA margin are considered non-GAAP financial measures under SEC rules. EBITDA is defined as Net income attributable to KBR, plus Interest expense; Accretion of Convertible Notes debt discounts; Other non-operating expense; Provision for income taxes; and Depreciation and amortization. Adj. EBITDA excludes certain amounts included in EBITDA. Adj. EBITDA margin is calculated as Adj. EBITDA divided by Revenues. Management believes EBITDA, Adj. EBITDA and Adj. EBITDA margin afford investors a view of what management considers KBR's core performance. Refer to non-GAAP reconciliation for details.

The company does not provide a reconciliation of Adj. EBITDA to the most comparable GAAP financial measure on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, and acquisition-related expenses without unreasonable effort, which could be material to the company's results computed in accordance with GAAP.

© 2025 KBR Inc.